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                               For more information,
                               contact:                Beth Freeman
                                                       Director of Marketing
                                                       bfreeman@firstwave.net
                                                       770-431-1265


                  FIRSTWAVE COMPLETES PREFERRED STOCK OFFERING
                       PRIVATE PLACEMENT PROVIDES $700,000

ATLANTA, GA (June 18, 2004) - Firstwave(R) Technologies, Inc. (NASDAQ: FSTW), a leading provider of industry-focused CRM solutions, today announced that it has completed the sale and issuance of 7,000 shares of Series D Preferred Stock at a purchase price of $100 per share. The Series D Preferred Stock is convertible into common stock of the Company at a conversion price of $3.00 per share, representing a 20% premium to the market price per share of the Company's common stock as of June 17, 2004. A limited number of investors participated in the private placement, which generated $700,000 in gross proceeds. There were no discounts or commissions payable by the Company in connection with this sale.

The Company intends to use the proceeds of this private placement for working capital and general corporate purposes including further marketing and sales efforts in connection with its vertical market strategy in the Sports and Entertainment industry. The Company is continuing to secure key customers and partners in the Sports market and the Company believes that these funds will allow the Company to accelerate its efforts in that market.

"We are privileged to have accredited investors placing their trust and confidence in Firstwave and our future by participating in this private placement at a premium to market," said Richard T. Brock, Firstwave chairman and CEO. "We feel this additional capital will help us to further establish our presence in the Sports market in which we are already experiencing significant traction."


ABOUT FIRSTWAVE

Firstwave(R) Technologies, Inc. is a global provider of strategic CRM solutions specifically designed for the Sports and High Tech industries. Firstwave's solutions provide companies with fit-to-purpose features that optimize how companies win, maintain and grow customer and organizational relationships while improving the overall customer experience. With 20 years of experience in CRM, Firstwave's legacy of CRM best practices and Customer-First Commitment has earned the Company numerous industry awards and accolades. Firstwave is headquartered in Atlanta, Georgia. For more information, visit the Company's web site at WWW.FIRSTWAVE.NET or call 1-800-540-6061.

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NOTE: THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE
MEANING OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS CAN GENERALLY BE IDENTIFIED BY WORDS SUCH AS WILL, EXPECT, MAY, INTENDS, BELIEVE, ANTICIPATES, PLANS, SHOULD AND WORDS OF SIMILAR MEANING. FIRSTWAVE TECHNOLOGIES, INC. (THE "COMPANY") NOTES THAT THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE BASED ON THE CURRENT EXPECTATIONS AND BELIEFS OF THE MANAGEMENT OF FIRSTWAVE AND ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY SUCH STATEMENT, SUCH AS RISKS AND UNCERTAINTIES DUE TO MARKET DEMAND, COMPETITION AND TECHNOLOGICAL DEVELOPMENTS, THE COMPANY'S CAPITAL REQUIREMENTS AND OTHER LIQUIDITY CONCERNS, THE COMPANY'S ABILITY TO CONTINUE TO COMPLY WITH NASDAQ LISTING REQUIREMENTS, AND THE SIZE, TIMING, AND CONTRACTUAL TERMS OF ORDERS. FOR A MORE DETAILED DISCUSSION OF THESE AND OTHER RISKS AND UNCERTAINTIES RELATING TO THE COMPANY'S BUSINESS, OPERATIONS AND FINANCIAL CONDITION, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, UNDER THE CAPTION "CERTAIN FACTORS AFFECTING FORWARD LOOKING STATEMENTS," WHICH DISCUSSIONS ARE INCORPORATED HEREIN BY THIS REFERENCE. THE COMPANY DOES NOT ASSUME, AND EXPRESSLY DISCLAIMS, ANY DUTY OR OBLIGATION TO UPDATE ANY OF THE INFORMATION PRESENTED HEREIN.


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